EXHIBIT 32.2

                 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the CarMax, Inc. (the "company") Quarterly Report on Form 10-Q for the quarter ended August 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Austin Ligon, President and Chief Executive Officer of the company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

                1.        The Report fully complies with the requirements of
                          Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company as of, and for, the periods presented in this Report.


Date:  October 8, 2004                     By:  /s/ Keith D. Browning
                                                -------------------------

                                                Keith Browning
                                                Executive Vice President
                                                and Chief Financial Officer